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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 1, 2000



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                           PREMIER LASER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


           California                     0-25242                33-0476284
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                       3 Morgan, Irvine, CA                          92718
             (Address of principal executive offices)             (Zip Code)


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       Registrant's telephone number, including area code: (949) 859-0656


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS

         (a) Robert Mosier of Mosier and Company was appointed Chairman of the Board, Chief Executive Officer and Chief Financial Officer of Premier Laser Systems, Inc. (the "Company") effective as of December 7, 2000. The Company withdrew its application with the U.S. Bankruptcy Court to appoint Robert Mosier as estate representative for the Company.

         (b) The Company announced on January 9, 2000 that it has suspended negotiations with Pro-Laser Ltd. for the purchase of its EyeSys corneal topography business unit and the planned merger between the companies. A copy of the press release with respect to the foregoing is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


         (c) Attached hereto as Exhibits 99.2 through 99.5 and incorporated herein by reference are the debtor in possession interim financial statements filed by Premier Laser Sysems, Inc. with the Office of the United States Trustee for each of the five months ending August 31, 2000 through November 30, 2000.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed as a part of this report:

Exhibit No.       Description
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99.1              Premier Laser Systems Press Release dated January 9, 2001.

99.2 Debtor in Possession Interim Statement For Period Ending August 31, 2000 with attachments 2, 3, and 5.

99.3 Debtor in Possession Interim Statement For Period Ending September 30, 2000 with attachments 2, 3, and 5.

99.4 Debtor in Possession Interim Statement For Period Ending October 31, 2000 with attachments 2, 3, and 5.

99.5 Debtor in Possession Interim Statement For Period Ending November 30, 2000 with attachments 2, 3, and 5.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PREMIER LASER SYSTEMS, INC.



                                          By: /S/ Robert Mosier
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                                              Robert Mosier
Date:    January 10, 2001                     Chairman of the Board, CEO and CFO


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                                INDEX OF EXHIBITS

Exhibit No.       Description
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99.1              Premier Laser Systems Press Release dated January 9, 2001.

99.2 Debtor in Possession Interim Statement For Period Ending August 31, 2000 with attachments 2, 3, and 5.

99.3 Debtor in Possession Interim Statement For Period Ending September 30, 2000 with attachments 2, 3, and 5.

99.4 Debtor in Possession Interim Statement For Period Ending October 31, 2000 with attachments 2, 3, and 5.

99.5 Debtor in Possession Interim Statement For Period Ending November 30, 2000 with attachments 2, 3, and 5.


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